                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549

                            -----------------------

                                    FORM 8K

                            -----------------------


                                 CURRENT REPORT
                      Pursuant to Section 13 or 15 (d) of
                      the Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                        April 12, 1999 (April 9, 1999)


                                                       SAMSONITE CORPORATION
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                                      (Exact name of registrant as specified in its charter)


Delaware                                                0-23214                                   36-3511556
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(State or other jurisdiction of                 (Commission file number)                        (I.R.S. Employer
incorporation or organization)                                                                Identification Number)


11200 East 45th Avenue
Denver, Colorado                                                                                  80239-3018
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(Address of principal executive offices)                                                          (Zip Code)


                                                          (303) 373-2000
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                                        Registrant's telephone number, including area code:


                                                                N/A
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                                   (Former name or former address, if changed since last report)

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ITEM 5.  Other Events

     On April 9, 1999, the Registrant issued press releases filed herewith as Exhibits 99.1, which is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

(a)  Financial Statements of Business Acquired.

          Not applicable

(b)  Pro Forma Financial Information.

          Not applicable

(c)  Exhibits.


Exhibit Number   Description
--------------   -----------

99.1             Press Release issued by Samsonite Corporation on April 9, 1999.
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                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Samsonite Corporation



                                         by:  /s/ Richard H. Wiley
                                              ----------------------------

                                         Name:    Richard H. Wiley
                                         Title:   Chief Financial Officer


Date:  April 12, 1999
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                               INDEX TO EXHIBITS


Exhibit Number  Description
--------------  -----------

99.1            Press Release issued by Samsonite Corporation on April 9, 1999.